UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2017

 Consolidated Edison, Inc.
(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 460-4600

 Consolidated Edison Company of New York, Inc.
(Exact name of registrant as specified in its charter)

New York	1-1217	13-5009340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 460-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

CON EDISON

(a)
At the Annual Meeting of Stockholders of Consolidated Edison, Inc. (“Con Edison”) on May 15, 2017, Con Edison’s stockholders voted to elect the members of its Board of Directors; to ratify the appointment of its independent accountants; to approve, on an advisory basis, named executive officer compensation; and to approve, on an advisory basis, conducting future advisory votes on named executive officer compensation every year.

(b)
The name of each director elected, the number of shares voted for or against each director and the number of abstentions as to each director were as shown in the following table. Not included in such amounts are 77,926,589 shares that were broker non-votes.

Name	For	Against	Abstentions
Vincent A. Calarco	168,175,538	7,893,885	1,055,596
George Campbell, Jr.	168,401,302	7,651,738	1,071,980
Michael J. Del Giudice	164,034,023	12,011,528	1,079,468
Ellen V. Futter	164,486,691	11,601,644	1,030,357
John F. Killian	173,829,392	2,251,644	1,043,984
John McAvoy	165,218,991	7,731,305	4,174,724
Armando J. Olivera	174,539,530	1,524,641	1,060,848
Michael W. Ranger	174,496,370	1,574,414	1,054,236
Linda S. Sanford	174,072,047	2,039,911	1,013,062
L. Frederick Sutherland	173,100,385	2,951,468	1,073,167

(c)
The results of the vote to ratify the appointment of PricewaterhouseCoopers LLP as Con Edison’s independent accountants for 2017 were as follows: 249,437,473 shares were voted for this proposal; 4,205,733 shares were voted against the proposal; and 1,406,228 shares were abstentions.

(d)
The results of the advisory vote to approve named executive officer compensation were as follows: 165,589,617 shares were voted for this proposal; 9,305,769 shares were voted against the proposal; 2,227,459 shares were abstentions and 77,926,589 shares were broker non-votes.

(e)
The results of the advisory vote on the frequency of future advisory votes on named executive officer compensation were as follows: 150,603,068 shares were voted for one year; 1,920,967 shares were voted for two years; 22,809,347 shares were voted for three years; 1,786,581 shares were abstentions; and 77,926,589 shares were broker non-votes. In light of this vote, each year until after the next vote of its stockholders on such frequency Con Edison shall include an annual advisory vote on named executive officer compensation in its proxy materials.

CECONY

At the Annual Meeting of Stockholders of Consolidated Edison Company of New York, Inc. (“CECONY”) on May 15, 2017, all 235,488,094 outstanding shares of CECONY’s common stock, which are owned by Con Edison, were voted to elect as the members of CECONY’s Board of Trustees the same persons who, as indicated above, were elected as members of Con Edison’s Board of Directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By	/s/ Robert Muccilo
Robert Muccilo
Vice President and Controller
Date: May 17, 2017